Exhibit 10.8

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND GUARANTY

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND GUARANTY, dated as of March 24, 2017 (this “Amendment”), by and among PARLEX 15 FINCO, LLC, a Delaware limited liability company, (“Master Seller”), on behalf of itself and each Series Seller, BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”) and DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, a branch of a foreign banking institution (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Master Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of February 9, 2017 which amended and restated that certain Master Repurchase Agreement, dated as of August 2, 2016, by and between Master Seller and Buyer (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor executed and delivered to Buyer that certain Guaranty, dated as of August 2, 2016 (as amended, the “Guaranty”);

WHEREAS, Master Seller and Buyer have agreed to further amend certain provisions of the Repurchase Agreement and the Guaranty in the manner set forth herein, and Guarantor hereby agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Seller, Buyer and Guarantor hereby agree as follows:

SECTION 1.    Repurchase Agreement Amendments. Master Seller and Buyer agree as follows with respect to the Repurchase Agreement:

(a)    Article 2(a) of the Repurchase Agreement is hereby amended by inserting the following new definition in correct alphabetical order:

“Extended Purchased Loan Maturity Date” shall mean, for any Purchased Loan, the date(s) set forth in the Confirmation for the related Transaction to which the maturity date of such Purchased Loan may be extended pursuant to the Purchased Loan Documents.

(b)    The definition of “Maximum Amount,” as set forth in Article 2(a) of the Repurchase Agreement is hereby amended by replacing the dollar figure “$252,714,876.29” set forth therein with the dollar figure “$500,000,000.00.”; and

(c)    The proviso at the end of the first sentence of Section 3(p) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“; provided, that (i) with respect to the 640 Broadway Eligible Loan, if the maturity date of the 640 Broadway Eligible Loan has been extended to January 9, 2022 pursuant to the terms of the related Purchased Loan Documents and subject to the terms of this Agreement, then the Second Extended Repurchase Date shall be, solely with respect to the 640 Broadway Eligible Loan, January 9, 2022 and (ii) with respect to any other Purchased Loan (other than the Watchtower A-Note Eligible Loan and 640 Broadway Eligible Loan) if the maturity date of such Purchased Loan has been extended to the Extended Purchased Loan Maturity Date for such Purchased Loan as set forth on the related Confirmation therefor pursuant to the terms of the related Purchased Loan Documents and subject to the terms of this Agreement, then the Second Extended Repurchase Date shall be, solely with respect to such Purchased Loan, such Extended Purchased Loan Maturity Date.”

SECTION 2.    Guaranty Amendments. Guarantor and Buyer agree as follows with respect to the Guaranty:

(a)    The first sentence of Section 20 of the Guaranty is hereby amended and restated in its entirety to read as follows: “This Guaranty, as amended from time to time by agreement between Guarantor and Buyer, contains the entire agreement among the parties with respect to the matters set forth in this Guaranty”; and

(b)    Annex II of the Guaranty is hereby deleted in its entirety.

SECTION 3.    Conditions Precedent. This Amendment and its provisions shall become effective on the date hereof (the “Amendment Effective Date”) provided that this Amendment is duly executed and delivered by a duly authorized officer of each of Master Seller, Buyer and Guarantor.

SECTION 4.    Representations, Warranties and Covenants. Each of Seller and Guarantor hereby represents and warrants to Buyer, as of the date hereof, that (i) it is in full compliance with all of the terms and provisions set forth in each Transaction Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Each of Seller and Guarantor hereby confirms and reaffirms its representations, warranties and covenants contained in each Transaction Document to which it is a party.

SECTION 5.    Acknowledgments of Master Seller. Master Seller on behalf of itself and each Series Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Transaction Documents.

SECTION 6.    Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Master Seller and Buyer and agrees that it continues to be bound by the Guaranty notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein.

SECTION 7.    Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement, the Guaranty and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the execution of this Amendment, each (x) reference therein and herein to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” or the “Guaranty” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement or the Guaranty, as applicable, as amended hereby, and (z) each reference in the Repurchase Agreement or the Guaranty, as applicable, to “this Agreement”, this “Repurchase Agreement”, this “Guaranty”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement or the Guaranty, as applicable, as amended by this Amendment.

SECTION 8.    No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and the Guaranty and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Guaranty or any of the other Transaction Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement or the Guaranty, as applicable, in any such Transaction Document shall be deemed to also reference the Repurchase Agreement or the Guaranty, as applicable, as amended by this Amendment.

SECTION 9.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 10.    Expenses. Seller agrees to pay and reimburse Buyer for all reasonable out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment in accordance with the Repurchase Agreement.

SECTION 11.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MASTER SELLER:

PARLEX 15 FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name:	Douglas Armer
Title:	Managing Director, Head of Capital Markets and Treasurer

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
Name:	Douglas Armer
Title:	Managing Director, Head of Capital Markets and Treasurer

BUYER:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

By:	/s/ Dean Astoni
Name:	Dean Astoni
Title:	Managing Director

By:	/s/ JT Coe
Name:	JT Coe
Title:	Managing Director